SECURITIES AND EXCHANGE
                                   COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report August 20, 1997


                        Stewardship Financial Corporation
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             (Exact Name of registrant as specified in its charter)


           New Jersey                      0-21855               22-3351447
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(State or other jurisdiction of          (Commission           (IRS Employer)
         incorporation)                  File Number)        Identification No.)


  630 Godwin Avenue, Midland Park,  NJ                              07432
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(Address of principal executive offices)                         (Zip Code)


                                 (201) 444-7100
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                         (Registrant's telephone number)


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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

Stewardship Financial Corporation, parent of the Atlantic Stewardship Bank announced on August 20, 1997 that it will split its stock 2 for 1. The stock split will double the number of shares outstanding to 926,725. The new shares will be issued September 19th to shareholders of record as of August 22, 1997.

Stewardship Financial Corporation was formed November 22, 1996 and the Atlantic Stewardship Bank was founded September 28, 1985. The Bank is a full service independent bank with offices in Midland Park, Hawthorne, Waldwick and Wayne. A new branch is planned to open the fourth quarter of this year in Ridgewood, NJ.

The Atlantic Stewardship Bank is known for its reputation of providing friendly professional service and for sharing 10% of its pretaxable profits with Christian and civic charitable and non profit organizations.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.









Date: August 25, 1997                         Stewardship Financial Corporation
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                                              /s/ JULIE E. HOLLAND
                                              ---------------------------------
                                              Julie E. Holland
                                              Vice President & Treasurer